                                                                    Exhibit 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.


                                       CONSECO FINANCE CORP


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 2002 to October 31 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                                             page 1
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                                          Group I
TRUST ACCOUNT:                                        3341790-0
MONTHLY REMITTANCE REPORT:                          October, 2002
REMITTANCE DATE:                                     11/15/2002

Group I (Fixed) Available Funds                                        Principal          Interest           Total
-------------------------------                                        ---------          --------           -----
Scheduled Monthly Payments Collected                                  207,572.48      2,421,769.95    2,629,342.43
Principal Prepayments                                               8,010,610.95        116,236.66    8,126,847.61
Proceeds on Liquidated Loans                                                0.00              0.00            0.00
Servicer Reimbursement of Pre-Liquidation Expenses                          0.00              0.00            0.00
Servicer Reimbursement of Post-Liquidation Expenses                         0.00              0.00            0.00
Servicer Advance for Delinquent Payments                               21,039.03        453,492.96      474,531.99
Recovery of Prior Month's Servicer Advance                            -23,953.19       -478,354.75     -502,307.94
10-Day Roll Forward of Principal Collections (N/A)                          0.00              0.00            0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                         0.00              0.00            0.00
Collection Account Earnings                                                 0.00         10,798.20       10,798.20
Class M & B-1 Interest Deficiencies for current Remittance                  0.00              0.00            0.00
Class M & B-1 Interest Deficiencies from prior Remittance                   0.00              0.00            0.00
Amount Withdrawn from Reserve Funds                                         0.00              0.00            0.00
Other Adjustments to Available Funds                                        0.00         67,971.34       67,971.34
                                                               ----------------------------------------------------
Total Available Funds                                               8,215,269.27      2,591,914.36   10,807,183.63
                                                               ====================================================
Fees Payable
------------
Monthly Servicing Fee     (0.5% of Pool Scheduled Principal Balance)                                    107,589.60
Back-up Servicing Fee     (0.03% of Pool Scheduled Principal Balance)                                     6,455.38
Trustee Fee                                                                                                   0.00
Insurance Premium         (N/A)                                                                               0.00
Cap Provider Fee          (N/A)                                                                               0.00
                                                                                                    ---------------
Total Fees                                                                                              114,044.98
                                                                                                    ===============

Amount Available for Principal and Interest Distribution (see page 2)                                10,693,138.65
                                                                                                    ===============
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                            140,881.77
Principal Prepayments (Payoffs and Curtailments)                                                      7,999,851.77
Liquidated Loans                                                                                              0.00
Repurchased / Substituted Contracts                                                                           0.00
10-Day Principal Roll Forward (N/A)                                                                           0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                       0.00
                                                                                                    ---------------
Total Formula Principal Distribution                                                                  8,140,733.54
                                                                                                    ===============

Unpaid Class A Principal Shortfall as of Prior Month                                                          0.00
Current Month Class M and B Liquidation Loss Distribution                                                     0.00
Group I Extra Principal Distribution                                                                    961,461.86
                                                                                                    ---------------
Total Additional Principal Distribution and Other Principal Distribution                                961,461.86
                                                                                                    ===============

Pool Scheduled Principal Balance                                                                    250,074,296.87
10-Day Adjusted Pool Principal Balance (N/A)                                                                  0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                              245,663,310.70
Overcollateralization Amount    (Target:)   8,250,000.00                                              4,410,986.17
Total Outstanding Loan Count                                                                                 3,455

Reserve Funds / Cash Deposits               Previous Balance         Deposits       Withdrawals     Ending Balance
-----------------------------               ----------------         --------       -----------     --------------
Prefunded Account                                       0.00        39,919.11              0.00          39,919.11
Undelivered Account                                     0.00       103,954.52              0.00         103,954.52
Stage-Funded Reserve Fund (N/A)                         0.00             0.00              0.00               0.00
Basis Risk Reserve Fund                                 0.00             0.00              0.00               0.00
Yield Maintenance Reserve Fund                          0.00             0.00              0.00               0.00

Non-Recoverable Pre-Liquidation Expenses           Incurred:             0.00      Outstanding:               0.00
Non-Recoverable Post-Liquidation Expenses          Incurred:             0.00      Outstanding:               0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                                             page 2
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                                          Group II
TRUST ACCOUNT:                                        3341790-0
MONTHLY REMITTANCE REPORT:                          October, 2002
REMITTANCE DATE:                                      11/15/2002

Group II (ARM) Available Funds                                         Principal          Interest           Total
------------------------------                                         ---------          --------           -----
Scheduled Monthly Payments Collected                                  109,688.18      1,387,390.09    1,497,078.27
Principal Prepayments                                               5,060,365.44         64,142.44    5,124,507.88
Proceeds on Liquidated Loans                                                0.00              0.00            0.00
Servicer Reimbursement of Pre-Liquidation Expenses                          0.00              0.00            0.00
Servicer Reimbursement of Post-Liquidation Expenses                         0.00              0.00            0.00
Servicer Advance for Delinquent Payments                                9,116.86        142,728.19      151,845.05
Recovery of Prior Month's Servicer Advance                             -7,530.63       -109,083.40     -116,614.03
10-Day Roll Forward of Principal Collections (N/A)                          0.00              0.00            0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                         0.00              0.00            0.00
Collection Account Earnings                                                 0.00          6,684.86        6,684.86
Class M & B-1 Interest Deficiencies for current Remittance                  0.00              0.00            0.00
Class M & B-1 Interest Deficiencies from prior Remittance                   0.00              0.00            0.00
Amount Withdrawn from Reserve Funds                                         0.00              0.00            0.00
Other Adjustments to Available Funds                                        0.00         54,121.50       54,121.50
                                                               ----------------------------------------------------
Total Available Funds                                               5,171,639.85      1,545,983.68    6,717,623.53
                                                               ====================================================
Fees Payable
------------
Monthly Servicing Fee     (0.5% of Pool Scheduled Principal Balance)                                     79,109.17
Back-up Servicing Fee     (0.03% of Pool Scheduled Principal Balance)                                     4,746.55
Trustee Fee                                                                                                   0.00
Insurance Premium         (N/A)                                                                               0.00
Cap Provider Fee          (N/A)                                                                               0.00
                                                                                                    --------------
Total Fees                                                                                               83,855.72
                                                                                                    ==============

Amount Available for Principal and Interest Distribution (see page 2)                                 6,633,767.81
                                                                                                    ==============
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                            111,256.23
Principal Prepayments (Payoffs and Curtailments)                                                      5,057,198.21
Liquidated Loans                                                                                              0.00
Repurchased / Substituted Contracts                                                                           0.00
10-Day Principal Roll Forward (N/A)                                                                           0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                       0.00
                                                                                                    ---------------
Total Formula Principal Distribution                                                                  5,168,454.44
                                                                                                    ===============

Unpaid Class A Principal Shortfall as of Prior Month                                                          0.00
Current Month Class M and B Liquidation Loss Distribution                                                     0.00
Group II Extra Principal Distribution                                                                   557,120.21
                                                                                                    ---------------
Total Additional Principal Distribution and Other Principal Distribution                                557,120.21
                                                                                                    ===============

Pool Scheduled Principal Balance                                                                    184,693,558.37
10-Day Adjusted Pool Principal Balance (N/A)                                                                  0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                              182,444,009.91
Overcollateralization Amount    (Target:)   4,500,000.00                                              2,249,548.46
Total Outstanding Loan Count                                                                                 1,679

Reserve Funds / Cash Deposits               Previous Balance         Deposits       Withdrawals     Ending Balance
-----------------------------               ----------------         --------       -----------     --------------
Prefunded Account                                       0.00        29,124.33              0.00          29,124.33
Undelivered Account                                     0.00             0.00              0.00               0.00
Stage-Funded Reserve Fund (N/A)                         0.00             0.00              0.00               0.00
Basis Risk Reserve Fund                                 0.00             0.00              0.00               0.00
Yield Maintenance Reserve Fund                     15,030.43         5,021.76              0.00          20,052.19

Non-Recoverable Pre-Liquidation Expenses           Incurred:             0.00      Outstanding:               0.00
Non-Recoverable Post-Liquidation Expenses          Incurred:             0.00      Outstanding:               0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)                         Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                ------------------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                     Current Date     Following Date
SERIES 2002-C                                          Group I          ------------------------------------------
TRUST ACCOUNT:                                        3341790-0         Class A    100.00000000%      100.00000000%
MONTHLY REMITTANCE REPORT:                          October, 2002       Class M      0.00000000%        0.00000000%
REMITTANCE DATE:                                      11/15/2002        Class B      0.00000000%        0.00000000%
                                                                        ------------------------------------------
                                                                        Total      100.00000000%      100.00000000%
                                                                        ------------------------------------------

Distributions
-------------

                                        Current       Interest
                          Coupon        Interest     Shortfall     Per $1000     Principal       Per $1000         Ending
Class    CUSIP             Rate         Payment       Payment       Original      Payment         Original        Balance
-----------------------------------------------------------------------------------------------------------------------------
AF1     20846QKB3        2.00000%      151,044.93        0.00      1.39936751   9,102,195.40    84.32799755     78,601,310.70
AF2     20846QKC1        3.82700%       48,236.15        0.00      3.18916694           0.00     0.00000000     15,125,000.00
AF3     20846QKD9        4.58000%      202,042.88        0.00      3.81666660           0.00     0.00000000     52,937,000.00
AF4     20846QKE7        5.97200%      205,287.50        0.00      4.97666667           0.00     0.00000000     41,250,000.00
AFIO    20846QKF4        7.50000%      644,531.25        0.00      5.20833333           0.00     0.00000000    103,125,000.00
MF1     20846QKG2        6.15800%      102,315.17        0.00      5.13166667           0.00     0.00000000     19,938,000.00
MF2     20846QKH0        6.98100%       99,985.37        0.00      5.81749985           0.00     0.00000000     17,187,000.00
BF1     20846QKJ6        8.00000%       87,086.67        0.00      6.66666692           0.00     0.00000000     13,063,000.00
BF2     xxxxxxxxx        8.00000%       50,413.33        0.00      6.66666623           0.00     0.00000000      7,562,000.00
B3I     xxxxxxxxx        N/A                 0.00        0.00      N/A                  0.00    N/A            N/A
P       xxxxxxxxx        N/A                 0.00        0.00      N/A                  0.00    N/A                     60.00
R       xxxxxxxxx        N/A                 0.00        0.00      N/A                  0.00    N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------

Totals                               1,590,943.25        0.00                   9,102,195.40                   245,663,370.70
=============================================================================================================================

(table continues below)

                                                          Unpaid         Unpaid
                            Pool          Original       Interest      Principal
Class    CUSIP             Factor          Balance       Shortfall     Shortfall
---------------------------------------------------------------------------------
AF1     20846QKB3         0.72820796    107,938,000.00        0.00        0.00
AF2     20846QKC1         1.00000000     15,125,000.00        0.00        0.00
AF3     20846QKD9         1.00000000     52,937,000.00        0.00        0.00
AF4     20846QKE7         1.00000000     41,250,000.00        0.00        0.00
AFIO    20846QKF4         0.83333333    123,750,000.00        0.00        0.00
MF1     20846QKG2         1.00000000     19,938,000.00        0.00        0.00
MF2     20846QKH0         1.00000000     17,187,000.00        0.00        0.00
BF1     20846QKJ6         1.00000000     13,063,000.00        0.00        0.00
BF2     xxxxxxxxx         1.00000000      7,562,000.00        0.00        0.00
B3I     xxxxxxxxx         N/A           N/A              14,539.35        0.00
P       xxxxxxxxx         N/A                     0.00        0.00        0.00
R       xxxxxxxxx         N/A           N/A                   0.00        0.00
---------------------------------------------------------------------------------

Totals                   0.893321348    275,000,000.00   14,539.35        0.00
=================================================================================


Delinquency / Default Summary
-----------------------------

                                                                                                          Loans in
Delinquencies               30-59 Days     60-89 Days    90-179 Days           Total      Extensions    Bankruptcy
------------------------------------------------------------------------------------------------------------------
Number of Loans                     27             16              6              49              65             0
Principal Balance         2,372,665.33     897,622.46     402,396.28    3,672,684.07    5,866,266.22          0.00
Percent of Total (#)             0.78%          0.46%          0.17%           1.42%           1.88%         0.00%
Percent of Total ($)             0.95%          0.36%          0.16%           1.47%           2.35%         0.00%
------------------------------------------------------------------------------------------------------------------

(table continues below)

                        180 Day Defualt       Foreclosure           REO     Liquidations/    Liquidation
Delinquencies                 Inventory         Inventory     Inventory       Charge-Offs         Losses
--------------------------------------------------------------------------------------------------------
Number of Loans                       1                10          0.00                 0              0
Principal Balance             13,080.68      1,125,371.63          0.00              0.00           0.00
Percent of Total (#)              0.03%             0.29%         0.00%             0.00%          0.00%
Percent of Total ($)              0.01%             0.45%         0.00%             0.00%          0.00%
--------------------------------------------------------------------------------------------------------

                                                                        --------------------------------
                                                        Cumulative (#):              1.00           1.00
                                                        Cumulative ($):         33,857.22      38,843.20
                                                                        --------------------------------


Distribution Tests              Step Down Date:      8/15/2005
------------------              ---------------
                                                                      Target                      Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                              7.58%                        0.64%
(Shall not exceed 32% of the Sr. Enhancement %)                       -----

Cumulative Realized Loss Ratio                                                                     0.01%
(target not to exceed 4.00% from 8/15/2005 to 7/15/2006,
5.25% from 8/15/2006 to 7/15/2007, 6.00% from 8/15/2007
to 7/15/2008 and 6.25% thereafter)
--------------------------------------------------------------------------------------------------------


Servicer Termination Tests
--------------------------
                                                                      Target                      Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                              10.01%                       0.64%
(Shall not exceed 42.25% of the Sr. Enhancement %)                    ------

Cumulative Realized Loss Ratio                                                                     0.01%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------------------------------

---------------------------------------
Sr. Enhance %                23.70099%
---------------------------------------
WAC                          12.24255%
Net WAC Cap                  11.71255%
---------------------------------------
WAM                             304.63
---------------------------------------


U.S. Bank National Association Bondholder Services: 1-800-934-6802                                page 3


CONSECO FINANCE CORPORATION (SELLER & SERVICER)                         Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                -----------------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                     Current Date    Following Date
SERIES 2002-C                                         Group II          -----------------------------------------
TRUST ACCOUNT:                                        3341790-0         Class A    100.00000000%    100.00000000%
MONTHLY REMITTANCE REPORT:                          October, 2002       Class M      0.00000000%      0.00000000%
REMITTANCE DATE:                                     11/15/2002         Class B      0.00000000%      0.00000000%
                                                                        -----------------------------------------
                                                                        Total      100.00000000%    100.00000000%
                                                                        -----------------------------------------


Distributions
-------------

                                        Current      Interest
                          Coupon        Interest     Shortfall     Per $1000      Principal      Per $1000          Ending
Class     CUSIP            Rate         Payment       Payment       Original       Payment        Original          Balance
-----------------------------------------------------------------------------------------------------------------------------
AV1     20846QKK3        2.25000%      284,172.32       0.00       1.79288530   5,725,574.65    36.12349937    140,944,009.91
AVIO    20846QKL1        7.50000%      480,000.00       0.00       5.35714286           0.00     0.00000000     76,800,000.00
MV1     20846QKM9        3.30000%       41,204.17       0.00       2.84166690           0.00     0.00000000     14,500,000.00
MV2     20846QKN7        3.95000%       40,816.67       0.00       3.40138917           0.00     0.00000000     12,000,000.00
BV1     20846QKP2        4.80000%       37,200.00       0.00       4.13333333           0.00     0.00000000      9,000,000.00
BV2     xxxxxxxxx        4.80000%       24,800.00       0.00       4.13333333           0.00     0.00000000      6,000,000.00
P       xxxxxxxxx        N/A                 0.00       0.00       N/A                  0.00    N/A                     40.00
R       xxxxxxxxx        N/A                 0.00       0.00       N/A                  0.00    N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------

Totals                                 908,193.16       0.00                    5,725,574.65                   182,444,049.91
=============================================================================================================================

(table continues below)

                                                          Unpaid        Unpaid
                            Pool           Original      Interest     Principal
Class     CUSIP            Factor           Balance      Shortfall     Shortfall
---------------------------------------------------------------------------------
AV1     20846QKK3        0.88923666     158,500,000.00      0.00         0.00
AVIO    20846QKL1        0.85714286      89,600,000.00      0.00         0.00
MV1     20846QKM9        1.00000000      14,500,000.00      0.00         0.00
MV2     20846QKN7        1.00000000      12,000,000.00      0.00         0.00
BV1     20846QKP2        1.00000000       9,000,000.00      0.00         0.00
BV2     xxxxxxxxx        1.00000000       6,000,000.00      0.00         0.00
P       xxxxxxxxx        N/A                      0.00      0.00         0.00
R       xxxxxxxxx        N/A            N/A                 0.00         0.00
---------------------------------------------------------------------------------

Totals                   0.91222025     200,000,000.00      0.00         0.00
=================================================================================


Delinquency / Default Summary
-----------------------------

                                                                                                          Loans in
Delinquencies             30-59 Days       60-89 Days    90-179 Days           Total      Extensions    Bankruptcy
------------------------------------------------------------------------------------------------------------------
Number of Loans                    6                4              1              11              19             0
Principal Balance         644,121.65       743,817.53      47,292.46    1,435,231.64    1,743,596.85          0.00
Percent of Total (#)           0.17%            0.12%          0.03%           0.32%           0.55%         0.00%
Percent of Total ($)           0.35%            0.40%          0.03%           0.78%           0.94%         0.00%
------------------------------------------------------------------------------------------------------------------

(table continues below)

                       180 Day Defualt     Foreclosure          REO    Liquidations/        Liquidation
Delinquencies                Inventory       Inventory    Inventory      Charge-Offs             Losses
-------------------------------------------------------------------------------------------------------
Number of Loans                      0               6         0.00               0                   0
Principal Balance                 0.00      338,825.40         0.00            0.00                0.00
Percent of Total (#)             0.00%           0.17%        0.00%           0.00%               0.00%
Percent of Total ($)             0.00%           0.18%        0.00%           0.00%               0.00%
-------------------------------------------------------------------------------------------------------

                                                                   ------------------------------------
                                                    Cumulative (#):            0.00               0.00
                                                    Cumulative ($):            0.00               0.00
                                                                   ------------------------------------


Distribution Tests                   Step Down Date:      8/15/2005
------------------                   ---------------
                                                                        Target                   Actual
-------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                 7.96%                    0.35%
(Shall not exceed 35% of the Sr. Enhancement %)                          -----

Cumulative Realized Loss Ratio                                                                    0.00%
(target not to exceed 3.25% from 8/15/2005 to 7/15/2006,
4.25% from 8/15/2006 to 7/15/2007, 5.00% from 8/15/2007
to 7/15/2008 and 5.25% thereafter)
-------------------------------------------------------------------------------------------------------


Servicer Termination Tests
--------------------------
                                                                        Target                   Actual
-------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                9.61%                     0.35%
(Shall not exceed 42.25% of the Sr. Enhancement %)                      -----

Cumulative Realized Loss Ratio                                                                    0.00%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
-------------------------------------------------------------------------------------------------------

----------------------------------------
Sr. Enhance %                 22.74938%
----------------------------------------
WAC                            9.50500%
Net WAC Cap                    8.97500%
----------------------------------------
WAM                              352.41
----------------------------------------


U.S. Bank National Association Bondholder Services: 1-800-934-6802                               page 4


CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:           3341790-0                      Group I
MONTHLY REMITTANCE REPORT:                          October, 2002
REMITTANCE DATE:                                      11/15/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                                     Coupon Rate    Basis Risk   Basis Risk    Interest    Unpaid Basis
                          Coupon        Net WAC      in Excess of   Carryover     Interest     Payment    Risk Carryover
Class     CUSIP            Rate        Cap Rate      Net WAC Cap    Shortfall     Payment     Per $1000     Shortfall
------------------------------------------------------------------------------------------------------------------------
AF1     20846QKB3        2.00000%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
AF2     20846QKC1        3.82700%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
AF3     20846QKD9        4.58000%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
AF4     20846QKE7        5.97200%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
AFIO    20846QKF4        7.50000%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
MF1     20846QKG2        6.15800%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
MF2     20846QKH0        6.98100%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
BF1     20846QKJ6        8.00000%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
BF2     xxxxxxxxx        8.00000%      11.71255%       0.000000%        0.00        0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------

Totals:                                                                 0.00        0.00                        0.00
========================================================================================================================


Liquidation Loss Interest Distributions
---------------------------------------

                                                                    Liquidation    Liquidation     Interest        Unpaid
                          Coupon        Principal     Liquidation  Loss Interest  Loss Interest     Payment      Liquidation
Class     CUSIP            Rate          Balance      Loss Amount      Amount         Payment      Per $1000    Loss Interest
-----------------------------------------------------------------------------------------------------------------------------
AF1     20846QKB3        2.00000%     78,601,310.70       0.00          0.00           0.00           0.00          0.00
AF2     20846QKC1        3.82700%     15,125,000.00       0.00          0.00           0.00           0.00          0.00
AF3     20846QKD9        4.58000%     52,937,000.00       0.00          0.00           0.00           0.00          0.00
AF4     20846QKE7        5.97200%     41,250,000.00       0.00          0.00           0.00           0.00          0.00
AFIO    20846QKF4        7.50000%    103,125,000.00       0.00          0.00           0.00           0.00          0.00
MF1     20846QKG2        6.15800%     19,938,000.00       0.00          0.00           0.00           0.00          0.00
MF2     20846QKH0        6.98100%     17,187,000.00       0.00          0.00           0.00           0.00          0.00
BF1     20846QKJ6        8.00000%     13,063,000.00       0.00          0.00           0.00           0.00          0.00
BF2     xxxxxxxxx        8.00000%      7,562,000.00       0.00          0.00           0.00           0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------

Totals:                                                   0.00          0.00           0.00                         0.00
=============================================================================================================================


U.S. Bank National Association Bondholder Services: 1-800-934-6802                                page 5

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:           3341790-0                    Group II
MONTHLY REMITTANCE REPORT:                          October, 2002
REMITTANCE DATE:                                     11/15/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                                     Coupon Rate   Basis Risk   Basis Risk   Interest    Unpaid Basis
                          Coupon       Net WAC       in Excess of   Carryover    Interest    Payment    Risk Carryover
Class     CUSIP            Rate        Cap Rate      Net WAC Cap    Shortfall    Payment    Per $1000     Shortfall
----------------------------------------------------------------------------------------------------------------------
AV1     20846QKK3        2.25000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
AVIO    20846QKL1        7.50000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
MV1     20846QKM9        3.30000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
MV2     20846QKN7        3.95000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
BV1     20846QKP2        4.80000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
BV2     xxxxxxxxx        4.80000%      8.97500%        0.000000%       0.00        0.00        0.00           0.00
----------------------------------------------------------------------------------------------------------------------

Totals:                                                                0.00        0.00                       0.00
======================================================================================================================


Liquidation Loss Interest Distributions
---------------------------------------

                                                                    Liquidation    Liquidation    Interest      Unpaid
                          Coupon       Principal     Liquidation   Loss Interest  Loss Interest   Payment     Liquidation
Class     CUSIP            Rate         Balance      Loss Amount       Amount        Payment     Per $1000   Loss Interest
--------------------------------------------------------------------------------------------------------------------------
AV1     20846QKK3            0.02    140,944,009.91      0.00           0.00           0.00         0.00        0.00
AVIO    20846QKL1        7.50000%     76,800,000.00      0.00           0.00           0.00         0.00        0.00
MV1     20846QKM9        3.30000%     14,500,000.00      0.00           0.00           0.00         0.00        0.00
MV2     20846QKN7        3.95000%     12,000,000.00      0.00           0.00           0.00         0.00        0.00
BV1     20846QKP2        4.80000%      9,000,000.00      0.00           0.00           0.00         0.00        0.00
BV2     xxxxxxxxx        4.80000%      6,000,000.00      0.00           0.00           0.00         0.00        0.00
--------------------------------------------------------------------------------------------------------------------------

Totals:                                                  0.00           0.00           0.00                     0.00
==========================================================================================================================


U.S. Bank National Association Bondholder Services: 1-800-934-6802                                page 6